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                                                                     EXHIBIT 3.1

                                STATE OF NEVADA

                       CERTIFICATE OF LIMITED PARTNERSHIP

      IMPORTANT - READ INSTRUCTIONS ATTACHED BEFORE COMPLETING THIS FORM.

                              --------------------

  (THIS CERTIFICATE IS PRESENTED FOR FILING PURSUANT TO CHAPTER 88 OF NRS.)

                        -MUST BE SUBMITTED IN DUPLICATE-

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TYPE OR PRINT
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
1. Name of Limited Partnership: (Must contain the words Limited Partnership.)

   The Resort at Summerlin, Limited Partnership
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2. Street address of records office in Nevada:                                             City and State               Zip Code

   3800 Howard Hughes Parkway, 14th Floor                                                   Las Vegas, NV                89109
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3. Name and street address of Agent for Service of Process:

   Name        Gordon & Silver, Ltd.  ATTN: James S. Mace

   Address      3800 Howard Hughes Parkway, 14th Floor

   City         Las Vegas,                        NEVADA                                                          Zip Code 89109
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4. Name and address of each general partner. (Use continuation sheet if necessary.)

   a.     The Resort at Summerlin, Inc.
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          1512 Larimer St., Ste. 300
   b.     Denver, CO 80202
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   c.
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5. Latest date upon which limited partnership is to dissolve:

   July 1, 2050

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6. Any other matters the general partners desire to include in this certificate may be noted on separate pages and incorporated by reference herein is a part of this certificate.

   Number of pages attached:   [0]
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7. It is hereby declared that I am (we are) the person(s) who executed this Certificate of Limited Partnership, which execution may (our) act and deed: (See Instructions.)
     The Resort at Summerlin, Inc.
     a Nevada Corporation

By:     [SIG]            August 15, 1996
   -----------------------------------------        --------------------------------
    General Partner          Date                    General Partner          Date
    Senior Vice President                                                               -------------------------------------------
                                                                                          9. THIS SPACE FOR FILING OFFICE
   -----------------------------------------        --------------------------------         (Date of Filing.)
    General Partner          Date                    General Partner          Date


   -----------------------------------------        --------------------------------                       FILED
    General Partner          Date                    General Partner          Date             IN THE OFFICE OF THE SECRETARY OF
                                                                                                 STATE OF THE STATE OF NEVADA
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            FORM LP-1-FILING FEE:  $75.00 (Approved by Secretary of State.)
========================================================================================                 AUG 15 1996
8. RETURN ACKNOWLEDGEMENT TO:                                                                         No   LP 1344-96
                                                                                                        -----------------
NAME        GORDON & SILVER, LTD.                                                                            [SIG]
ADDRESS     Attn: James S. Mace                                                                 DEAN HELLER SECRETARY OF STATE
CITY        3800 Howard Hughes Parkway, 14th Floor
SATE        Las Vegas, NV
ZIP CODE    89109
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                                   -----------------------------------
                                             STATE OF NEVADA
                                            Secretary of State

                                     I hereby certify that this is a
                                     true and complete copy of the
                                     document as filed in this
                                     office.


                                                MAR 06 '98


                                             /s/ DEAN HELLER
                                               DEAN HELLER
                                            Secretary of State
                                         By /s/ JACQUELINE CURRY
                                   -----------------------------------